Contract for the Transfer of the Patent

Title of the Patent: Various Uses of Polyamide Hot-melt Adhesive and Its Make

Patent Number: ZL001320726

Name of the Transferring: Liang Zicai

Address: Number 6-33 Nanyuan, Number 24 South First Building, First Ring, Chengdu City, Sichuan Province.

Representative: Liang Zicai

Name of the Transferred: Ou Taiming

Address: Number 15 Longshou Xincun, Longtian town, Fuqing city, Fujian province.

Representative: Ou Taiming

Place the agreement is signed: Chengdu City, Sichuan Province

Date: August 29, 2005

Supervised by P.R.China Administration for Patent

Contract of the Transfer of the Patent

The agreement is signed according to The Law of Contract of P.R,China and The Law of Patent of

P.R.China based on truth. The contract covers the transfer of patent, technology, benefits of achievement, ways of payment, responsibility of breach, and related information. Both parties must follow the contract.

Number one  Signing Parties

Party A (the transferred): Ou Taiming

Party B (the transferring): Liang Zicai

Number two  Type of Contract

The contract belongs to the contract of transfer of patent

Number three  Place and Date for the signing

The contract is signed on August 29, 2005 in Chengdu City, Sichuan Province.

Number four  Title of the Item

Various uses of polyamide hot-melt adhesive

Number five  Status of Technology

5.1 the patent transferred belongs to invention

5.2 the patent belongs to Liang Zicai

5.3 the inventor: Liang Zicai

5.4 the patent signed: March 2, 2005

5.5 patent number: ZL001320726

5.6 validity of the patent: 20 years

5.7 paid for the patent till 2005

Number six  Assurance of validity of the Patent

1.1

the transferring party ensures the fact of the contents of Number five and the validity of the transferred patent.

1.2

the transferring party is not responsible for repeal and invalidity of the patent after the contract takes effect.

Number seven  State of Implement of the Patent

7.1 the transferring party must not use the transferred patent technology alone

7.2 the transferring party must not allow others to use the patent technology.

Number eight The implement of Permit of the Patent

8.1 the transferred should take both rights and responsibilities of the transferring during the perform of the contract after the contract takes effect

8.2 Party A must inform Party B of the transfer

Number nine  Information of Patent Technology

9.1 Contents of the Information: 1 original applying paper

                          2 certificate of the patent of invention

                          3 related technological information

9.2 Time of information hand-in: August 29, 2005

9.3 Place: Chengdu, Sichuan

9.4 Ways of Payment: Face to Face

Number ten   Cost and Ways of Payment

10.1 the sum of the contract is 6 million RMB

10.2 1 million must be paid on the day the contract is signed and the balance should be paid within a month.

Number eleven   Responsibilities of breach

11.1 each party that violates item number six, seven, eight, nine and ten should pay 10% of the sum for breach.

11.2 after the disobeyed party pays for the breach, the other party decides whether carries out the contract through negotiation.

Number twelve   Ways to solve the dispute

12.1 both parties should negotiate to solve disputes

12.2 if the dispute cannot be solved through negotiation, both parties agree to ask the commission of arbitration of the patent office to mediate.

Number thirteen  Explanation of Specific Words

No related specific words or technological words

Number fourteen   Additional Stipulations

14.1 both parties regard the following as attachment of the contract and it has the same effect as the contract:  the transferring party should provide timely technological support if it is necessary and should actively promote the products.

Number fifteen  the contract become effective

15.1 this contract is sextupled. After each party signs the contract and seals it, it is Ou Taiming who should in charge of the register of the contract of the patent transfer and makes the announcement.

15.2 the contract takes effect once the state administration patent makes the announcement

Party A: Ou Taiming

Address: number 15 Longshou Xincun, Longtian town, Fuqing city, Fujian province

Postal code: 350315

TEL: 85773387

Fax: 85776993

Bank opened an account: Agricultural Bank in Fuqing city, Fujian Province

Account Number: 13-15170104001786

Party B: Liang Zicai

Address: Address: number 6-33, number 24, South first building, first ring, Chengdu city, Sichuan province

Postal code: 610065

TEL: 85402230

Number for register: 2005-5100-11-000007

Registrar: Xie Kangle

Time: August 30, 2005

The Patent Number: ZL00132072.6   Date for apply: August 29, 2005

Title of the invention: various uses of polyamide hot-melt adhesive and its make

The Patent holder: Liang Zicai

Item of transfer: Patent transfer

Before transfer: Liang Zicai

After the transfer: Ou Taiming

Attestation of Receiving the Pay

I have already received 6 million RMB for the transfer of the patent of various uses of polyamide hot-melt adhesive and its make. (patent number: ZL00132072.6)

Receiver: Liang Zicai

                                                   Seal

ID Number: 510102194110138411

                                                   Date: Sep. 26, 2005

Certificate of the Invention Patent

Title of the invention: various uses of polyamide hot-melt adhesive and its make

Inventor: Liang Zicai

Patent Number: ZL00132072.6  International Patent Number: C09J177/00

Date for apply: Dec. 12, 2000

Patent holder: Liang Zicai

Date for announcement: March 2, 2005

Certificate Number: 197256